UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2018

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Severance Policy

On July 26, 2018, the Federal Housing Finance Agency (Finance Agency) informed the Federal Home Loan Bank of Topeka (FHLBank) of its non-objection to amendments to FHLBank’s Executive Officer Severance Policy that served to amend the potential benefits that may be received by executive officers upon a termination. The amendment became effective upon receipt of non-objection from the Finance Agency.

On June 22, 2018, FHLBank’s Board of Directors (Board) approved amendments to the Executive Officer Severance Policy, subject to non-objection from the Finance Agency, to clarify the definition of misconduct for determining when an Executive Officer is not eligible for Severance Pay. The Executive Officer Severance Policy is intended to define the severance process to ensure effective and consistent support for specified Executive Officers leaving FHLBank and states that FHLBank will provide Severance Pay (as defined in the Executive Officer Severance Policy) and continuation of certain benefits if FHLBank terminates the Executive Officer’s employment with or without cause, but subject to certain exceptions and the terms of the Executive Officer Severance Policy.

The foregoing description of the Executive Officer Severance Policy is qualified in its entirety by reference to the Executive Officer Severance Policy, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Executive Officer Severance Policy, dated June 22, 2018.

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Exhibit Index

Exhibit No.	Description

10.1	Executive Officer Severance Policy, dated June 22, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

August 1, 2018	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: Executive Vice President, Chief Compliance and Ethics Officer and General Counsel